EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL ACCOUNTING AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Petrolia Energy Corporation (the “Company”) on Form 10-Q for the quarter ending March 31, 2023 as filed with the Securities and Exchange Commission (the “Report”), Heather M. Monk hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

May 15, 2023

By:	/s/ Heather M Monk
Heather M. Monk
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)